Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2017
Redeemable noncontrolling interests
19.	REDEEMABLE NONCONTROLLING INTERESTS

In April and November 2017, Live.me, the Company and certain investors mainly including Matrix Partners, Evolution Media China and Bytedance, etc. (collectively, the “Investors”) entered into share subscription and purchase agreements and certain other investment agreements to issue Series A Preferred Shares and B Preferred Shares (collectively as the “Live.me Preferred Shares”) for an aggregate cash consideration of US$45,000 (equivalent to RMB306,085) and US$50,000 (equivalent to RMB329,710) respectively. After the issuance of the Live.me Preferred Shares, the Group still held approximately 52.1% equity interests in Live.me on a fully-diluted, post-investment basis.

The main rights, preferences and privileges of Live.me Preferred Shares are as follows:

Liquidation preferences

In the event of any liquidation, dissolution or winding up of Live.me, either voluntarily or involuntarily, or in a deemed liquidation event, the assets of Live.me shall be distributed in the following order:

(i)	before any distribution or payment shall be made to the holders of ordinary shares, the Investors shall be entitled to receive, for each Live.me Preferred Share, a per share amount equal to 100% of the issuance price of such Live.me Preferred Shares plus all declared but unpaid dividend with respect thereto.

(ii)	After distribution or payment in full of the amount distributable or payable on the Live.me Preferred Shares, the remaining assets shall be distributed ratably among the holders of ordinary shares and Live.me Preferred Shares on an as-if-converted basis.

Redemption rights

An Investor has the right to require Live.me to purchase all or a portion of the shares held by such Investor at any time after the earliest to occur of (i) a Qualified IPO (as defined below) has not occurred within six years after the closing of the Series B financing, or (ii) any material breach of series A definitive agreements by Live.me or Live.me’s senior chief executive level management that causes business to be unable to continue in ordinary cause, or (iii) any material fraud of Yuki Yandan He or her controlled entity that causes the business and operation of Live.me to be unable to continue in ordinary cause, or (iv) request by other Investor for redemption of its shares. The redemption shall be completed within 90 business days from the date on which Live.me confirm the receipt of written redemption request of the relevant Investors. The redemption price equals initial investment plus 6% annual compound interests, plus any declared and unpaid dividends.

The redemption need to be done within 90 business days from the date on which Live.me confirm the receipt of written request of each Investors. The redemption price equals initial investment plus 6% annual compound interests, plus any declared and unpaid dividends.

The Qualified IPO is defined as a firm commitment underwritten registered public offering in internationally recognized securities exchange or inter-dealer quotation system, with net proceeds of at least US$50 million and an implied pre-money valuation of US$500 million or more.

Conversion rights

Optional conversion

Live.me Preferred Shares are convertible, at the option of their holders, at any time after the date of issuance, into ordinary shares at an initial conversion ratio of 1:1 adjusted for share splits, share dividends, recapitalizations and similar transactions.

Automatic conversion

Each Live.me Preferred Shares shall automatically be converted into ordinary shares based on a one-for-one basis upon the earlier of (i) the closing of a Qualified IPO or (ii) the date specified by written consent or agreement of the holders of at least fifty percent (50%) of the then outstanding Series A Preferred Shares for conversion of Series A Preferred Shares or Series B Preferred Shares for conversion of Series B Preferred Shares, as adjusted in connection with share splits or share consolidation, reclassification, or other similar event.

Voting rights

The Investors have the number of votes as equal to the number of shares they hold.

Preemptive rights

Each holder of preferred shares has preemptive rights to purchase its Pro Rata Share of the new securities that Live.me may from time to time issue. “Pro Rata Share” is the ratio of (a) the number of ordinary shares (on an as-converted a fully diluted basis) then held by such preferred share holder, to (b) the total number of ordinary shares (on an as-converted and fully diluted basis) then outstanding immediately prior to the issuance of new securities.

The Group determined that Live.me Preferred Shares should be classified as mezzanine equity since they are contingently redeemable. The Group accreted Live.me Preferred Shares to their redemption value, which is purchase price plus 6% compound interest per year over the period since issuance to the earliest redemption date using the interest method. The Group recorded accretion of nil, nil and RMB13,451 as of December 31, 2015, 2016 and 2017, respectively.

The redeemable noncontrolling interests for the years ended December 31, 2016 and 2017 are summarized below:

RMB
Balance at December 31, 2016	—

Issuance	635,795
Accretion	13,451

Balance at December 31, 2017	649,246

Balance at December 31, 2017 in US$	99,787